UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2022

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160, Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

_____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC
Warrants	ARTLW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders (“Annual Meeting”) on June 24, 2022. Of the 42,301,013 shares of our common stock outstanding and entitled to vote as of May 9, 2022, 15,733,250, or 37.19%, of such shares were represented, either by attending the Annual Meeting or by proxy, constituting a quorum under our bylaws. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.

Election of Seven Directors. The following nominees were re-elected by the holders of our common stock to serve as directors to hold office until our 2023 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Gregory D. Gorgas	4,577,152	635,335	90,644	10,430,119
Connie Matsui	4,862,361	340,583	100,187	10,430,119
Steven Kelly	4,865,668	345,909	91,554	10,430,119
R. Martin Emanuele, Ph.D.	4,950,274	262,171	90,686	10,430,119
Douglas Blayney, M.D.	4,956,842	254,605	91,684	10,430,119
Gregory R. Reyes, M.D., Ph.D.	4,943,601	260,844	98,686	10,430,119
Tamara A. Seymour	4,799,475	400,166	103,490	10,430,119

2.

Advisory Vote to Approve Named Executive Officer Compensation (the “Say-on-Pay Vote”). On an advisory basis, the compensation of our named executive officer for the year ended December 31, 2021, as disclosed in our proxy statement for our 2022 annual meeting of stockholders, was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
4,121,598	998,904	182,629	10,430,119

3.

Advisory Vote to Approve the Frequency of the Say-on-Pay Vote. On an advisory basis, frequency at which the Say-On-Pay Vote at future annual meetings of stockholders will be held, as disclosed in our proxy statement, was approved for “THREE YEARS” by our stockholders based on the following results of voting:

One Year	Two Years	Three Years	Abstain
2,234,514	76,853	2,456,016	535,748

4.

To Approve the Potential Issuance and Sale of 20% or More of the Company’s Common Stock to Lincoln Park Capital Fund, LLC. The potential issuance and sale of 20% or more of the Company’s Common Stock at an average price less than the Minimum Price pursuant to the Purchase Agreement with Lincoln Park Capital Fund, LLC was approved by our stockholders based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
4,408,965	792,595	101,571	10,430,119

5.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
15,112,289	439,441	181,520	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

Date: July 12, 2022

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